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                                                                    EXHIBIT 99.2

               ENGAGE COMPLETES ACQUISITION OF FLYCAST AND ADSMART

EDITOR'S SUMMARY:

    o Engage completes acquisition of Adsmart and Flycast; Transaction increases CMGI's stake in Engage to approximately 87%
    o Global integration of companies well underway in key areas of technology, marketing, customer support, and sales bringing combined entity to approximately 1,000 employees worldwide
    o Company changes name to Engage, Inc. and continues evolution from a technology provider to a technology-driven media company; Engage connects marketers with specific online audiences and then offers programs that bring audiences through the customer life cycle
    o Company launches "Engage Connection" call center to allow customers to reach across the now integrated group of companies through one telephone number, 1-877-U-ENGAGE

ANDOVER, MASS., MAY 1, 2000 - Engage, Inc. (Nasdaq: ENGA), the leading provider of next generation online marketing solutions and a majority-owned operating company of CMGI, Inc., today announced the completion of its acquisition of Adsmart Corporation, a subsidiary of CMGI, and Flycast Communications Corporation, a wholly-owned subsidiary of CMGI. Under the terms of the agreement, Engage issued approximately 64 million shares of Engage common stock to CMGI for the purchase of Adsmart and Flycast, bringing the percentage of Engage owned by CMGI to approximately 87 percent(1). The transaction has been accounted for as a combination of entities under common control (i.e., "as if pooling").

"These acquisitions combine three best-of-breed online marketing companies, each with unique product offerings, to form a single, more powerful organization that we believe will provide effective online marketing solutions to fit the growing and changing needs of online marketers," said Paul Schaut, president and CEO of Engage. "Through innovative ideas, technologies and product breadth and strength, the new Engage is designed to change the way marketers use the Internet as a tool to reach specific audiences, turn them into loyal customers, and then measure and optimize results for a higher return on investment. This new way of approaching the market is a competitive differentiator for us, and will help our customers succeed in this fast-changing market."

INTEGRATION PROGRESS
--------------------
"Over the past few months, we have embraced an enhanced business strategy to leverage our valuable assets and take advantage of the tremendous market opportunities," explained Schaut. "Engage is well-positioned to effectively transition and execute on our planned objectives. We have made significant headway in the integration of our three companies."

Progress to date has been in several key areas:

o  TECHNOLOGY
Engage is finalizing the integration of both the Flycast and Adsmart networks with the powerful Engage Knowledge database of over 52 million behavioral-based anonymous profiles. These profiles, which contain no personally identifying information, are built based on a user's observed online behavior on over 3,000 Engage-enabled web sites, which is then converted into a score in 800 interest categories. These interest categories are dynamically updated based upon the user's recency, frequency and duration on various sites within the network.

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(1) All shares issued have been adjusted to reflect Engage's 2-for-1 stock split paid on April 3, 2000 in the form of a 100% common stock dividend.

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                     ENGAGE COMPLETES ACQUISITION OF FLYCAST & ADSMART FROM CMGI
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o  MORE POWERFUL MARKETING SOLUTIONS
By adding both Flycast's and Adsmart's targeting methodologies to its own, Engage now has the capability to offer marketers of all sizes the ability to target their audience through a variety of methodologies. The combination provides the solutions necessary for marketers to identify and target audiences across the Internet and then turn those audiences into loyal customers. In addition, Engage offers unified reports of campaign results so customers can see results measured and reported in one common format for campaigns run across the Web.

o  WORLDWIDE SALES ORGANIZATION
Engage's worldwide direct sales force of over 200 is now capable of representing any Engage product or service. Because only 20 percent of Engage customers currently use two or more Engage products, this new combined sales force is poised for the many cross-selling opportunities that have arisen as a result of the acquisitions.

o  CUSTOMER SUPPORT
The "Engage Connection" call center is set up to navigate customer calls across the Engage's newly expanded organization and improve the ability to serve customers, partners and employees. The call center is an integral part of Engage's next generation capabilities as it allows customers to reach anyone at Engage through one phone number, 1-877-U-ENGAGE.

NEW COMPANY NAME AND BUSINESS STRUCTURE
---------------------------------------
The Company has officially changed its name from Engage Technologies, Inc., to Engage, Inc. The name change represents Engage's continuing evolution from a provider of technology to a technology-driven media company. Engage believes that the name change will create a stronger association between Engage and its products and services in the minds of the investment community and potential customers. Engage will be organized into the following business divisions:

o   ENGAGE MEDIA
Engage Media was formed by combining three powerful online media network properties; Engage's AudienceNet, Flycast and Adsmart, which will deliver anonymous profiling, direct response, and branding solutions to marketers of all sizes.

o   ENGAGE BUSINESS MEDIA
The Engage Business Media division delivers targeted Web and email advertising opportunities to B2B advertisers in the most sought after vertical markets. As the largest B2B advertising network, Engage Business Media provides B2B advertisers the ability to reach their customers online while providing B2B Web publishers with multiple ways to monetize their inventory.

o   ENGAGE ENABLING TECHNOLOGIES
Engage's Enabling Technologies division provides ad management and profiling technology and services, such as AdManager, AdBureau and ProfileServer. These products and services are designed to transform the way Web sites partner with marketers to achieve business objectives.

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                     ENGAGE COMPLETES ACQUISITION OF FLYCAST & ADSMART FROM CMGI
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o   ADKNOWLEDGE
AdKnowledge, a wholly owned subsidiary of Engage, focuses exclusively on the needs of advertising buyers, offering analytic and data mining services along with comprehensive outbound campaign management to provide marketers with a higher return on investment.

o   I/PRO
I/PRO, a wholly-owned subsidiary of Engage, is a leader in Web traffic verification, analysis and research. The company analyzes, correlates and validates site activity, which enables marketers to understand and improve their online business.

                                       ###

ABOUT ENGAGE:
Engage, Inc. (NASDAQ:ENGA) is the leading provider of next generation online marketing solutions and is a majority-owned operating company of CMGI, Inc. Based in Andover, Mass., Engage helps marketers target online audiences and convert them into loyal customers. Engage has European headquarters in London and offices worldwide. For more information on Engage, please visit www.engage.com.

STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT
This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this release address a variety of subjects including, for example, the expected benefits and growth resulting from Engage's acquisition of Flycast and Adsmart, the expected ability to integrate the operations of Flycast and Adsmart with the operations of Engage, the ability of the combined company to offer specific solutions to marketers and online audiences, and the ability of Engage to provide superior targeting to its customers. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that the businesses of Flycast and Adsmart will not be successfully integrated with the business of Engage; the acquisitions may strain managerial and operational resources as management tries to oversee the larger operations; risks associated with entering into new market segments; slower than expected growth in Internet advertising; the timely development of new profile-based products and services; the adoption of new laws and regulations affecting the provision of Internet advertising services, including laws and regulations covering privacy, pricing and content; and increased competition and technological changes in the industries in which Engage, Flycast and Adsmart compete. For a detailed discussion of these and other cautionary statements, please refer to the filings made by each of Engage and CMGI with the Securities and Exchange Commission, including the Annual Report on Form 10-K of each of Engage and CMGI for the most recently ended fiscal year.

Contacts:

Kathleen Kreis                      Tom Barth
Engage PR                           Engage IR
(919) 719-4550                      (978) 247-5310
kathleen@engage.com                 tbarth@engage.com